UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2010

VARIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25393	77-0501995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Hansen Way

Palo Alto, California 94304-1030

(Address of principal executive offices, including zip code)

(650) 213-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 14, 2010, pursuant to the terms of an Agreement and Plan of Merger (as amended, the “Merger Agreement”) among Agilent Technologies, Inc., a Delaware corporation (“Agilent”), Cobalt Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Agilent (“Merger Sub”), and Varian, Inc., a Delaware corporation (“Varian”), Agilent completed its acquisition of Varian via the merger of Merger Sub with and into Varian, with Varian continuing as the surviving company in the merger and becoming a wholly owned subsidiary of Agilent (the “Merger”). The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by Varian’s board of directors and its stockholders. Varian stockholders approved the Merger Agreement at a special meeting of Varian stockholders held on October 5, 2009.

At the effective time and as a result of the Merger, each share of common stock of Varian issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any Varian stockholders who properly exercised statutory appraisal rights and shares owned by Varian as treasury stock or by any subsidiary of Varian, was automatically converted into the right to receive $52.00 in cash, without interest and less any applicable withholding taxes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with completion of the Merger on May 14, 2010, Varian has notified NASDAQ that the Merger has been completed, and requested that trading of Varian common stock on the NASDAQ Global Select Market be suspended. Varian also has requested that NASDAQ file with the Securities and Exchange Commission an application on Form 25 to remove Varian’s common stock from listing on the NASDAQ Global Select Market and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Varian intends to file a certification on Form 15 requesting that Varian’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, at the effective time and as a result of the Merger, each share of common stock of Varian issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any Varian stockholder who properly exercised statutory appraisal rights and shares owned by Varian as treasury stock or by any subsidiary of Varian, was automatically converted into the right to receive $52.00 in cash, without interest and less any applicable withholding taxes.

In addition, at the effective time of the Merger, each stock option to purchase shares of Varian common stock outstanding immediately prior to the effective time of the Merger, to the extent not exercised before such time, was automatically cancelled and converted into the right to receive the excess if any, of the merger consideration payable in respect of the shares subject to such stock option over the applicable exercise price of such cancelled stock option, without interest and less any applicable withholding taxes. Each stock based award outstanding immediately prior to the effective time of the Merger was automatically cancelled and converted at the effective time of the Merger into the right to receive $52.00 per share for each share of Varian common stock underlying such awards, less any amount the holder of the stock-based award must pay to Varian with respect to such stock based award, without interest and less any applicable withholding taxes. Each holder of director stock units ceased to be a director of Varian at the effective time of the Merger, and therefore vested fully in his or her director stock unit awards. The director stock unit awards were settled in cash in an amount equal to $52.00 per share for each share of Varian common stock underlying such awards, without interest and less any applicable withholding taxes.

See Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Upon closing of the Merger on May 14, 2010, a change in control of Varian occurred, and Varian now is a wholly owned subsidiary of Agilent, as described in Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference. The aggregate merger consideration to be paid by Agilent in connection with the Merger will be equal to approximately $1.5 billion. See Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on May 14, 2010, each member of Varian’s Board of Directors resigned from the Board of Directors of Varian and the members of the Board of Directors of Merger Sub immediately prior to the effective time of the Merger became the members of the Board of Directors of Varian. In addition, at the effective time of the Merger, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of Varian.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on May 14, 2010, (i) the certificate of incorporation and bylaws of Varian were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the effective time of the Merger. The amended and restated certificate of incorporation and amended and restated bylaws of Varian are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01	Other Events

On May 14, 2010, Varian received notification from the United States Federal Trade Commission of the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of July 26, 2009, as amended, by and among Agilent Technologies, Inc., Cobalt Acquisition Corp., and Varian, Inc. (incorporated by reference to Exhibit 2.1 to Varian’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2009).

3.1	Amended and Restated Certificate of Incorporation of Varian, Inc.

3.2	Amended and Restated Bylaws of Varian, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC.

By:	/s/ Stephen D. Williams
Name:	Stephen D. Williams
Title:	Vice President and Assistant Secretary

Date: May 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of July 26, 2009, as amended, by and among Agilent Technologies, Inc., Cobalt Acquisition Corp., and Varian, Inc. (incorporated by reference to Exhibit 2.1 to Varian’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2009).

3.1	Amended and Restated Certificate of Incorporation of Varian, Inc.

3.2	Amended and Restated Bylaws of Varian, Inc.